JC Whitney®
EVERYTHING AUTOMOTIVE

AutoMD™

AUTO PARTS
WAREHOUSE

1 U.S. Auto Parts Network, Inc. Leading online source for automotive aftermarket parts and repair information Investor Presentation May 20, 2013 Exhibit 99.1

Safe Harbor 2

US AUTOPARTS

AUTO PARTS
WAREHOUSE
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JC Whitney

Company History
Launched first internet site selling
automotive Collision Line
Launches a network of sites catered to
various consumer segments
Company begins significantly
expanding its private label engine line
JC Whitney completely
integrated
1995
2000
2010
2005
2006
2011
Launch AutoMD /
Acquires JC Whitney
Adds Accessories Line
USAP founded to serve local
collision shops in Los Angeles
IPO (NASDAQ: PRTS)
Uniquely positioned to
capitalize on market growth.
2/2007
2008
2012
Acquires PartsBin
Adds Engine Line

10/2007
Hires Shane Evangelist
Raised $16.5M in
capital
2013
Initiated Site
Consolidation

Competitive Advantages
Low Customer Acquisition Cost

Nearly 12 million unique
monthly visitors to USAP’s
websites
Less than a $7 customer
acquisition cost (“CAC”)
Efficient Supply Chain
Over 29,000 private
label collision SKUs
Over 9,500 private
label engine SKUs
Over  3,000 private
label accessory SKUs
Over 1.5M branded
SKUs
Robust supply chain
consisting of both branded
and private label products
Nearly 50% of product sales
directly sourced from Asia

eBay Parts Sales Continue to Increase

18% Two-Year CAGR
Sales ($ billions)
$2.0
$1.9
$1.8
$1.7
$1.6
$1.5
$1.4
$1.3
$1.2
$1.1
$1.0
$1.3
$1.3
$1.2
$1.3
$1.5
$1.6
$1.5
$1.5
$1.8
$1.8
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012

Google Queries for Parts Growing

CAGR: 28%
% Growth
700%
600%
500%
400%
300%
200%
100%
0%
Jan-06
May-06
Sep-06
Jan-07
May-07
Sep-07
Jan-08
May-08
Sep-08
Jan-09
May-09
Sep-09
Jan-10
May-10
Sep-10
Jan-11
May-11
Sep-11
Jan-12
May-12
Sep-12

Online sales of automotive parts and accessories continue to grow
– Google has experienced a 6 year compound annual growth rate (“CAGR”) of 28% in queries for automotive parts before conversion increases which are between 5%-10% annually - making real online growth closer to 35% annually
Mobile queries increased 100% and 800% for cellphones and tablets, respectively, from Sept. 11 to Sept. 12
Online Market is Vibrant and Growing
Aftermarket e-Commerce Overview
Source: Google

Source: eBay filings, press releases

Ability to Repair

Online penetration rates for most consumer products categories range from 4% to 6%
Online sales of automotive parts significantly lag other product categories
45%
27%
24%
24%
21%
19%
19%
18%
13%
12%
11%
10%
10%
9%
9%
8%
6%
5%
4%
3%
1%
Computer products
Other event tickets
Books
Music / video
Giftcards / certificates
Toys / video games
Baby products
Consumer electronics
Office supplies
Flowers / cards
Jewelry
Apparel / footwear
Movie tickets
Home furnishings
Cosmetics / fragrances
Sporting goods / apparel
OTC meds / personal care
Appliances / tools
Pet Supplies
Auto / auto parts
Food / beverage / grocery
Product Category

Source: Morgan Stanley and Forrester Research

Online penetration for auto parts has trailed penetration rates of other consumer product categories for two reasons:
1) Auto parts are traditionally bought by demographics that have lower internet penetration at home and less of a propensity to purchase products online
Internet penetration will grow at home but, more importantly, mobile devices will drive online buying going forward
2) Shopping for auto parts online can be difficult for consumers
The complexity required to buy an auto part (applications and attributes) has limited consumption online because consumers need to feel comfortable that they have found the “right” part
Online retailers have made vast improvements to the online shopping experience
• The continued growth of website conversion rates over the last five years demonstrates the progress that online retailers have made to make consumers feel comfortable
Size and Penetration of Online Automotive Parts
Aftermarket e-Commerce Overview

Low Automotive Online Sales Penetration
Source: AAIA
Estimate based on AAAI Fact book - $85B in parts, $70B in labor
* Excludes eBay
Automotive Aftermarket by Segment
Desire to Repair
High
Low
$155B
Do-It-For-Me
$45B
Do-It-Yourself
(USAP Target Market)
$3.1B-$4.0B
Online Sales*
High

Broad Product Offering  Across the
Auto Parts Spectrum
Brake Discs Catalytic
Converters
Radiators
Headers Oxygen
Sensors
Alternators
Exhaust Driveshaft Fuel Injection /
Delivery
Lamps Mirrors Bumpers
Hoods Tailgates Doors
Grills Wheels Window
Regulators
Seat Covers Car Covers Floor Mats /
Carpeting
Cold Air
Intakes
Vent Visors Tonneau
Covers
Nerf Bars Bug Shields Car Bras
Body Parts
Engine Parts Performance & Accessories
*Represents online mix,   **Source; AAIA Factbook Research
21% 40% 39%
$15B $15B
Revenue*
Overall Market** $50B

USAP’s ability to competitively price products while maintaining healthy margins is a function of the
Company’s ability to leverage its robust supply chain
The Company is working to increase margins by shifting its product mix toward increased private label and in-stock products - current margins range from 29% - 31%
The Company sources product directly from over 250 factories in Asia
Margin %
In-Stock
Private Label
(Asia Sourced)
Branded
(U.S. Sourced)
40% - 70%
25% - 40% 10% - 25%
Drop Shipped Current Mix
49%
51%
Current Mix 63% 37%
75% 25%
Goal
60%
40%
Goal
USAP’s Supply Chain Creates Pricing Advantage

Monthly Visitors (thousands)
12,000
9,000
6,000
3,000
0
US AUTO PARTS
autozone.com
partsgeek.com
advanceautoparts.com
oreillyauto.com
summitracing.com
tirerack.com
rockauto.com
autoanything.com
pepboys.com
napaonline.com
jegs.com
1aauto.com
streetfire.net
pelicanparts.com
Monthly Visitors¹
Avg. Monthly Visitors (thousands)
15,000
13,000
11,000
9,000
7,000
5,000
3,000
1,000
(1,000)
CAGR = 11.9%
Search impact
2009
2010
2011
2012
Q1 2013
USAP
WAG
Conversion Rate²
Conversions Rate
1.70%
1.60%
1.50%
1.40%
1.30%
1.20%
1.10%
1.00%
CAGR = 3.5%
2009
2010
2011
2012
Q1 2013

USAP traffic includes traffic of USAP existing sites and WAG since the acquisition
Competitive sites' traffic based on Compete March 2013 reports
[1]Includes growth from WAG acquisition (pro-forma based prior to 2011)
[2]Orders from WAG are excluded prior to 2011

US Auto Parts Dominant Reach- Largest Pure Play Internet Retailer (some overlap of monthly visitors across websites) 9

Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13

USAP’s Current Operating Environment

After eight consecutive quarters of 20% revenue and EBITDA growth, USAP’s financial performance has been impacted by decreased visitors driven by two main factors:
1. Reduced SEO Traffic: Changes made by search engines have impacted traffic
Addressing the loss in traffic by consolidating websites
2. Margin Compression: Increased competition has hurt pricing, impacting marketing spend
Marketing spend is based on variable contribution from each SKU. As overall margin has compressed, marketing spend on a year-over-year (“YoY”) basis has lead to lower traffic
Addressing margin compression by increasing private label mix
* YoY web orders for top USAP sites that comprise 82% of total sales
Paid Traffic
(5%)
Organic
Traffic
(16%)
-40.0%
-30.0%
-20.0%
-10.0%
0.0%
10.0%
20.0%
30.0%
40.0%
-30.0%
-20.0%
-10.0%
0.0%
10.0%
20.0%
30.0%
40.0%
-40.0%
Year over Year Order Impact from Site Traffic and Conversion*
YoY Traffic Impact YoY Conversion Impact YoY Orders

$153.4
$176.3
$262.3
$327.1
$304.0
$65.4
2008 2009 2010 2011 2012 Q1-13
$5.2
$13.5
$19.5
$16.3
$9.4
$1.5
2008 2009 2010 2011 2012 Q1-13

Sales & Adjusted EBITDA
Consolidated Sales¹
Consolidated Adjusted EBITDA²
($ In Millions)
($ In Millions)
1. JC Whitney was acquired in Aug 2010 adding revenue of $39.1M in 2010 and $83.4M in 2011. Amounts not separately disclosed after 2011.
Adj. EBITDA Margin
3%
5% 8% 7% 3%
2%
Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets;
(d) depreciation and amortization.  Adjusted EBITDA excludes restructuring costs and other one time charges of $0.4M, $5.8M, $8.0M, $.7M and $0.5M in 2009, 2010,
2011, 2012 and Q1-13, respectively, stock based compensation of $2.9M, $3.3M, $2.7M, $2.6M, $1.7M and $0.4M in 2008, 2009, 2010, 2011, 2012 and Q1-13
respectively.  There were no restructuring or other one time charges in 2008.
2.

1) Improve Customer Experience
Continue to improve all customer touch points
Focus on two flagship sites, Autopartswarehouse and
JCWhitney
Ensure rich and unique content for our customers
2) Increase Unique Visitors
Consolidate websites
3) Increase Selection
Expand product offering within existing categories as
well as entering new categories
4) Lower Prices
Launch disruptive price points through supply chain
efficiencies
5) Be the Consumer Advocate for Auto Repair
Reduce consumer spending on vehicle repair and bring
transparency to the market place
Revenue 100%
Gross Margins 29% - 31%
Variable OPEX Costs 15%
Fixed Costs 0%
Incremental Flow Thru 14% - 16%

2013 Growth and Profitability
Revenue Growth Incremental Flow Thru

US AUTOPARTS

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2000 | Lexus | RX300 | Base | 6 Cyl 3.0L

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- Suspension Shock Absorber Replacement - Front
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100 H Street, Bakersfield, CA

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US AUTOPARTS

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15 Shops found
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Prices vary by 51% or $475
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Darrell's Auto & Smog Repair
927 Brundage Lane Bakersfield, CA
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Part Brands
KYB
$984
after 5% cash back
shop price $1,035
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General Express Tires & Auto
700 Chester Avenue Bakersfield, CA
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shop price $1,369
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310 Brundage Lane Bakersfield, CA
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after 5% cash back
shop price $1,072
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B K Transmission
3231 Chester Lane Bakersfield, CA
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Adjusted EBITDA

Thirteen Weeks Ended
March 30 March 31
(unaudited, amounts shown in thousands)
2013 2012
Net loss (3,343) $           (788) $
Interest expense, net 185 199
Income tax provision 21 124
Amortization of intangible assets 106 340
Depreciation and amortization expense 3,638 3,747
EBITDA 607 3,622
Share-based compensation expense 409 584
Restructuring costs 498 -
Adjusted EBITDA 1,514 $            4,206 $

Income Statement

Thirteen Weeks Ended
March 30 March 31
(unaudited, amounts shown in thousands except per share data)
2013 2012
Net sales 65,405 $          87,436 $
Cost of sales
(1)
45,667 60,808
Gross profit 19,738 26,628
Operating expenses:
Marketing 11,191 13,450
General and administrative 4,687 5,870
Fulfillment 5,381 5,918
Technology 1,515 1,536
Amortization of intangible assets 106 340
Total operating expenses 22,880 27,114
Loss from operations (3,142) (486)
Other income (expense):
Other income, net 7 31
Interest expense (187) (209)
Total other expense, net (180) (178)
Loss before income tax provision (3,322) (664)
Income tax provison 21 124
Net loss (3,343) (788)
Other comprehensive (loss) income, net of tax:
Foreign currency translation adjustments (6) 27
Unrealized gains on investments - 25
Total other comprehensive (loss) income (6) 52
Comprehensive loss (3,349) $           (736) $
Basic and diluted net loss per share (0.11) $              (0.03) $
Shares used in computation of basic and
diluted net loss per share 31,141 30,638
(1)
Excludes depreciation and amortization expense which is included in marketing, general and administrative and fulfillment expense.

Balance Sheet

(amounts in thousands, except par and liquidation value)
March 30 December 29
2013 2012
ASSETS
(Unaudited)
Current assets:
    Cash and cash equivalents 1,297 $                 1,030 $
    Short-term investments 111                       110
    Accounts receivable, net of allowances of $242 and $221
       at March 30, 2013 and December 29, 2012, respectively 7,040                    7,431
    Inventory 37,633                  42,727
    Deferred income taxes 44                         39
    Other current assets 3,310                    4,176
       Total current assets 49,435                  55,513
Property and equipment, net 27,123                  28,559
Intangible assets, net 3,120                    3,227
Other non-current assets 1,669                    1,578
       Total assets 81,347 $               88,877 $
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Accounts payable 23,055 $               28,025 $
    Accrued expenses 9,475                    10,485
    Revolving loan payable 12,125                  16,222
    Current portion of capital leases payable 35                         70
    Other current liabilities 4,704                    4,738
       Total current liabilities 49,394                  59,540
Capital leases payable, net of current portion 69                         70
Deferred income taxes 350                       314
Other non-current liabilities 1,711                    1,309
       Total liabilities 51,524                  61,233
Commitments and contingencies
Stockholders' equity:
    Series A convertible preferred stock, $0.001 par value; $1.45 per share liquidation value or aggregate of $5.8 million; 4000 and 0 shares issued and outstanding as of 3/30/13 & 12/29/12 respectively
   Common stock, $0.001 par value; 31,151 shares and 31,128 shares issued 4                           -
       and outstanding as of 3/30/13 and 12/29/12. respectively 31                         31
    Additional paid-in capital 165,305                159,781
    Accumulated other comprehensive income 378                       384
    Accumulated deficit (135,895)             (132,552)
       Total stockholders' equity 29,823                  27,644
       Total liabilities and equity 81,347 $               88,877 $

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